UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2016
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I.R.S.
Commission    Registrant, State of Incorporation    Employer
File Number    Address and Telephone Number    Identification No.
1-9052    DPL Inc.    31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-224-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On January 6, 2016, DPL Inc. (the “Company”) issued a press release announcing the sale of its competitive retail electric service provider, DPL Energy Resources, Inc. (“DPLER”), to Interstate Gas Supply, Inc. (“IGS Energy”) for $75.5 million. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. In connection with the sale transaction, DPLER terminated its existing power supply agreement with The Dayton Power and Light Company. The Company does not currently contemplate the sale of any of its other businesses at this time.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release of DPL Inc., dated January 6, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 6, 2016	DPL Inc.

/s/ Judi L. Sobecki __________________
		Name: Title:	Judi L. Sobecki General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of DPL Inc., dated January 6, 2016.	E